UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2009 (June 15, 2009)

LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
1-10689	13-2842791
(Commission File Number)	(I.R.S. Employer Identification No.)

1441 Broadway, New York, New York,	10018
(Address of principal executive offices)	(Zip Code)

(212) 354-4900
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 15, 2009, Liz Claiborne, Inc. (the “Company” or “we”) further amended our amended and restated credit agreement dated as of January 12, 2009 and amended as of May 12, 2009, to permit, among other things, the issuance of convertible senior notes, the exercise of our rights and performance of our obligations under such notes and any related agreements or undertakings, including without limitation any obligation of ours pursuant to any conversion thereof, and any payment or prepayment with respect thereto, whether at maturity or upon conversion thereof, and whether in cash or through the issuance or delivery of shares of our common stock or any combination thereof.

Item 7.01 Regulation FD Disclosure

The Company released the following information in connection with the proposed private offering described under Item 8.01.

For the second quarter of 2009, we expect the year-over-year sales variance and adjusted operating loss to be approximately flat compared to the first quarter of 2009. While we expect our second quarter GAAP loss to be smaller, driven by declining restructuring costs, the adjusted loss per share is projected to increase moderately compared to the first quarter.

Despite the fact that our second quarter of 2009 closes in several weeks, there is still some uncertainty regarding the results for the quarter. Therefore, investors should take this uncertainty into account in connection with any investment in the Company.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K and the documents incorporated by reference herein include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. When used in this report or in documents incorporated by reference in this report, the words “believe,” “anticipate,” “estimate,” “project,” “intend,” “expect,” “may,” “will,” “plan,” “should,” “would,” “contemplate,” “possible,” “attempts,” “seeks” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements also include representations of our expectations or beliefs concerning future events that involve risks and uncertainties, including:

•

our ability to continue to have the liquidity necessary, through cash flows from operations and availability under our amended and extended revolving credit facility, which may be adversely impacted by a number of factors, including the level of our operating cash flows;

•

our ability to comply with the financial and other covenants included in our amended credit facility, the borrowing base requirement in our amended credit facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory, and the minimum availability covenant in our amended credit facility that requires us to maintain availability in excess of an agreed upon level;

•	general economic conditions in the United States, Europe and other parts of the world;
•	lower levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours, and increased discounting pressure;
•	continued restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed;
•	changes in the cost of raw materials, labor, advertising and transportation;
•

our dependence on a limited number of large U.S. department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers;

•	our ability to successfully implement our long-term strategic plans;
•	our ability to effect a turnaround of our MEXX Europe business;

•	our ability to respond to constantly changing consumer demands and tastes and fashion trends, across multiple product lines, shopping channels and geographies;
•

our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees, both union and non-union, particularly as our union contracts expire and extensions are negotiated;

•	our ability to adequately establish, defend and protect our trademarks and other proprietary rights;
•

our ability to successfully develop or acquire new product lines or enter new markets or product categories, and risks related to such new lines, markets or categories, including the risks associated with our sales of Liz & Co. and Concepts by Claiborne outside of better department stores and risks associated with our Liz Claiborne and Claiborne brands association with known designers and retailer and consumer acceptance of the resulting products;

•	the impact of the highly competitive nature of the markets within which we operate, both within the United States and abroad;
•	our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices;
•	risks associated with our agreement with Li & Fung Limited, which results in a single foreign buying agent for substantially all of our products;
•	our international operations are subject to a variety of legal, regulatory, political and economic risks, including risks relating to the importation and exportation of product;
•

our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products but political activity seeking to re-impose quota has been initiated or threatened; and

•	our exposure to domestic and foreign currency fluctuations.

The information provided in our Annual Report on Form 10-K for the fiscal year ended January 3, 2008, in the section entitled "Risk Factors," as updated in our Quarterly Report on Form 10-Q for the fiscal quarter ended April 4, 2009, identifies additional factors that could affect our operating results and performance. We urge you to carefully consider those factors. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. You are cautioned not to rely on the forward-looking statements, which speak only as of the date of this report. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

The Company also released the risk factor information contained in Exhibit 99.2 hereto, which exhibit is incorporated by reference into this Item 7.01, in connection with the financing described under Item 8.01.

Item 8.01 Other Events

Press Release

On June 17, 2009, the Company issued a press release, pursuant to Rule 135c under the Securities Act of 1933, that announced a proposed private offering. A copy of the press release is being filed as an exhibit to this report and is incorporated by reference into this Item 8.01. This report shall not constitute an offer to sell or a solicitation of offers to buy any securities.

Adoption of Accounting Standard

The Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements,” on January 4, 2009, the first day of fiscal year 2009. For consolidated subsidiaries that are less than wholly owned, the third-party holdings of equity interests are referred to as noncontrolling interests (previously referred to as “minority interest”). SFAS No. 160 amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” and requires (i) classification of noncontrolling interests within stockholders’ equity, (ii) classification of the net income attributable to the noncontrolling interest as a component of net income and (iii) enhanced disclosure of activity related to noncontrolling interests. The adoption of SFAS No. 160 did not have a material impact on the Company’s financial condition, results of operations or cash flows. However, it did impact the presentation and disclosure of noncontrolling interests in the Company’s consolidated financial statements. As a result of the retrospective presentation and disclosure requirements of SFAS No. 160, the Company will reflect the change in presentation and disclosure for all periods presented in future filings.

The effect of the adoption of SFAS No. 160 on the Consolidated Balance Sheets as of January 3, 2009 and December 29, 2007 included in the Company’s 2008 Annual Report on Form 10-K is summarized as follows:

In thousands	January 3, 2009	December 29, 2007
Total stockholders’ equity, as previously reported	$503,647	$1,515,564
SFAS No. 160 reclassification of noncontrolling interest	4,012	3,760
Total stockholders’ equity, as adjusted	$507,659	$1,519,324

SFAS No. 160 requires that net income be adjusted to include the net income attributable to the noncontrolling interest. As a result, (loss) income from continuing operations and net (loss) income on our Consolidated Statements of Operations have been adjusted to include the net income attributable to the noncontrolling interest. The effect of the adoption of SFAS No. 160 on the Consolidated Statements of Operations for the years ended January 3, 2009, December 29, 2007 and December 30, 2006 included in the Company’s 2008 Annual Report on Form 10-K is summarized as follows:

	Fiscal Years Ended
In thousands	January 3, 2009	December 29, 2007	December 30, 2006
(Loss) income from continuing operations, as previously reported	$(813,567)	$(366,403)	$205,419
SFAS No. 160 reclassification of noncontrolling interest	251	516	633
(Loss) income from continuing operations, as adjusted	$(813,316)	$(365,887)	$206,052

	Fiscal Years Ended
In thousands	January 3, 2009	December 29, 2007	December 30, 2006
Net (loss) income, as previously reported	$(951,811)	$(372,798)	$254,685
SFAS No. 160 reclassification of noncontrolling interest	251	516	633
Net (loss) income, as adjusted	(951,560)	(372,282)	255,318
Net income attributable to noncontrolling interest	(251)	(516)	(633)
Net (loss) income attributable to Liz Claiborne, Inc.	$(951,811)	$(372,798)	$254,685

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 17, 2009
99.2	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Dated: June 17, 2009	By:	/s/ Andrew Warren
Name: Andrew Warren Title: Chief Financial Officer

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated June 17, 2009
99.2	Risk Factors